Exhibit 99.6

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (this “Agreement”), effective as of this 1st day of July, 2009, is made by and between FNDS3000 Corp., a Delaware corporation (the “Company”); and the Investors set forth on the signature page (“Investors”).

BACKGROUND:

A. The Company and Investors are executing and delivering this Agreement and consummating the transactions contemplated herein in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”) and Regulation D promulgated by the United States Securities and Exchange Commission (the “SEC”) thereunder.

B. Investors desire to purchase and the Company desires to issue and sell, upon the terms and conditions set forth in this Agreement an aggregate of (i) Two Million Eight Hundred Fifty Seven Thousand One Hundred Forty Three (2,857,143) shares (the “Purchased Shares”) of the Company’s $.001 par value Common Stock (the “Common Stock”), at a purchase price of Seventeen and One Half Cents ($0.175) per share and (ii) a warrant, in the form attached hereto as Exhibit A, to purchase in an amount equal to the Purchased Shares, fully paid, validly issued and nonassessable shares of Common Stock at a price equal to twenty cents ($0.20) per share, which price from time to time may be adjusted in accordance therewith (the “Warrant”).

C. Immediately following the consummation of the transactions contemplated herein, the Company anticipates consummating the sale of Two Million Eight Hundred Fifty Seven Thousand One Hundred Forty Three (2,857,143) shares of Common Stock to Sherington Holdings, LLC (“Sherington”) at a purchase price of Seventeen and One Half Cents ($0.175) per share, and warrants to purchase a like number of shares of Common Stock at twenty cents ($0.20) per share (the “Sherington Transaction”).

AGREEMENT:

NOW THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company and each of the Investors, intending to be legally bound, hereby agree as follows:

1. PURCHASE AND SALE OF COMMON STOCK AND WARRANT

a. Purchase of Purchased Shares. On the Closing Date (as defined below), the Company shall issue and sell to Investors, and each of the Investors agree to purchase from the Company, the Purchased Shares for an aggregate purchase price of Five Hundred Thousand Dollars ($500,000) (the “Purchase Price”) as set forth on the signature page below. Investors shall pay their allotted portion of the Purchase Price by wire transfer of immediately available funds to the Company, in accordance with the Company’s written wiring instructions, against delivery of the Purchased Shares and the Company shall deliver such Purchased Shares to such Investors, against delivery of such Purchase Price.

b. Closing Date. Subject to the satisfaction (or written waiver) of the conditions thereto set forth in Section 5 and Section 6 below, and unless this Agreement is otherwise terminated in accordance herewith, the date and time of the issuance of the Purchased Shares pursuant to this

Agreement (the “Closing Date”) shall be 12:00 noon, New York, New York time on June     , 2009, or such other mutually agreed upon time. The closing of the transactions contemplated by this Agreement (the “Closing”) shall occur on the Closing Date at the offices of the Company, or such other location as may otherwise be agreed upon by the parties. At or prior to the Closing, Investors and the Company shall execute any related agreements or other documents required to be executed and/or delivered hereunder.

2. INVESTORS’ REPRESENTATIONS AND WARRANTIES. Each of the Investors hereby represents and warrants to the Company, as to himself, herself or itself, that:

a. Investment Purpose. As of the date hereof, Investor is purchasing the Purchased Shares and acquiring the Warrant and the shares of Common Stock issuable upon exercise thereof (the “Warrant Shares” and, collectively with the Purchased Shares and the Warrant, the “Securities”) for its own account and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the 1933 Act; provided, however, that by making the representations herein, Investor does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act.

b. Accredited Investor Status. Investor is an “accredited Investor” as that term is defined in Rule 501(a) of Regulation D promulgated under the 1933 Act (an “Accredited Investor”).

c. Reliance on Exemptions. Investor understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and Investor’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of Investor set forth herein in order to determine the availability of such exemptions and the eligibility of Investor to acquire the Securities.

d. Information. Investor and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by Investor or its advisors. Investor and its advisors, if any, have been afforded the opportunity to ask questions of and receive answers from the Company. Neither the Company nor any person acting on its behalf has offered or sold Investor the Securities by means of any form of general solicitation or general advertising. Investor represents that it is sophisticated and has such knowledge and experience in financial and business matters and is capable of evaluating the risks of its investment in the Company. Investor is able to bear the economic risks inherent in its investment in the Company. However, no inquiry nor any other due diligence investigation conducted by Investor or any of its advisors or representatives shall modify, amend or affect Investor’s right to rely on the Company’s representations and warranties to Investor.

e. Governmental Review. Investor understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

f. Transfer or Re-sale. Investor understands that (i) the sale or re-sale of the Securities has not been and is not being registered under the 1933 Act or any applicable state securities laws, and the Securities may not be transferred unless (A) the Securities are sold pursuant to an effective registration statement under the 1933 Act, (B) Investor shall have delivered to the Company an opinion of counsel that shall be in form, substance and scope reasonably satisfactory to the Company and customary for opinions of counsel in comparable transactions to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; and (ii) neither the Company nor any other person is under any obligation to register such Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. Notwithstanding the foregoing or anything else contained herein to the contrary, the Securities may be pledged as collateral in connection with a bona fide margin account or other lending arrangement.

g. Legends. Investor understands that the Purchased Shares and the Warrant Shares and, until such time as the Purchased Shares and Warrant Shares have been registered under the 1933 Act or otherwise may be sold without any restriction as to the number of securities as of a particular date that can then be immediately sold, the Purchased Shares and Warrant Shares may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Securities):

“The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended. The securities may not be sold, transferred or assigned in the absence of an effective registration statement for the securities under said Act or an applicable exemption therefrom.”

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of any Security upon which it is stamped, if, unless otherwise required by applicable state securities laws, (i) such Security is registered for sale under an effective registration statement filed under the 1933 Act or otherwise may be sold pursuant to an exemption from registration without any restriction as to the number of securities as of a particular date that can then be immediately sold, or (ii) such holder provides the Company with an opinion of counsel, in form, substance and scope reasonably satisfactory to the Company and customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Security may be made without registration under the 1933 Act, which opinion shall be accepted by the Company so that the sale or transfer is effected. Investor agrees to sell all Securities, including those represented by a certificate from which the legend has been removed, in compliance with applicable prospectus delivery requirements, if any.

h. Authorization; Enforcement. Investor has all requisite corporate or similar power to enter into the Transaction Agreements (as defined herein) to which it will be a party and to carry out and perform its obligations under the Transaction Agreements. All limited liability company action on the part of Investor or its members or managers necessary for the authorization, execution, delivery and performance of such Transaction Agreements and the consummation of the transactions contemplated hereby and thereby has been taken. Assuming the Transaction Agreements constitute the legal, valid and binding agreements of the Company, each of the Transaction Agreements to which Investor is or will be a party constitute or will when executed, as applicable, constitute a legal, valid and binding obligation of Investor, enforceable against Investors in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or fraudulent conveyance and similar laws relating to or affecting creditors generally or by general equity principles, including without limitation concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether considered in a proceeding in equity or at law).

3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to Investors that:

a. Organization and Qualification. The Company and each of its Subsidiaries (as defined below), if any, is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized, with full power and authority (corporate or otherwise) to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted. Schedule 3(a) sets forth a list of all of the Subsidiaries of the Company and the jurisdiction in which each is incorporated or organized. The Company and each of its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership or use of property or the nature of the business conducted by it makes such qualification necessary except where the failure to be so qualified or in good standing would not have a Material Adverse Effect. For purposes of this Agreement, “Material Adverse Effect” means any material adverse effect on the business, operations, assets or financial condition of the Company or its Subsidiaries, if any, taken as a whole, or on the transactions contemplated hereby or by the agreements or instruments to be entered into in connection herewith. “Subsidiaries” means any corporation or other organization, whether incorporated or unincorporated, in which the Company owns, directly or indirectly, any equity or other ownership interest.

b. Authorization; Enforcement. The Company has all requisite corporate power to enter into this Agreement, and the Warrant, (collectively, the “Transaction Agreements”), and to carry out and perform its obligations under the terms of the Transaction Agreements. All corporate action on the part of the Company necessary for the authorization, execution, delivery and performance of the Transaction Agreements and the consummation of the transactions contemplated hereby and thereby has been taken. Assuming this Agreement constitutes the legal, valid and binding agreement of Investors, this Agreement constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or fraudulent conveyance and similar laws relating to or affecting creditors generally or by general equity principles, including without limitation concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether considered in a proceeding in equity or at law) and except as rights to indemnity may be limited by applicable federal and state securities laws and principles of public policy. Upon execution by the other parties thereto, and assuming that they constitute legal, valid and binding agreements of the other parties thereto, each of the Transaction Agreements constitute a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or fraudulent conveyance and similar laws relating to or affecting creditors generally or by general equity principles, including without limitation concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether considered in a proceeding in equity or at law) and except as rights to indemnity may be limited by applicable federal and state securities laws and principles of public policy.

c. Capitalization. The authorized capital stock of the Company consists solely of 5,000,000 shares of Preferred Stock, par value $.001, none of which are issued and outstanding and 100,000,000 shares of Common Stock, par value $0.001 per share, of which, after giving effect to the issuance of the Purchased Shares as contemplated by this Agreement and the shares to be issued in the Sherington Transaction, (i) 40,562,786 will be issued and outstanding, (ii) no shares will be held in treasury, (iii) 17,387,361 shares will be reserved for issuance upon the exercise of options and warrants outstanding (other than the Warrant), and (iv) 6,333,715 shares will be reserved for issuance upon the exercise of certain convertible notes outstanding, all of which convertible notes were issued to Sherington. All of such outstanding shares of capital stock are, or upon issuance will be, duly authorized, validly issued, fully paid and nonassessable. No shares of capital stock of the Company are subject to preemptive rights or any other similar rights of the shareholders of the Company or any liens or encumbrances imposed through the actions or failure to act of the Company. Except as disclosed in Schedule 3(c), as of the effective date of this Agreement, (1) there are no outstanding options, warrants, scrip, rights to subscribe for, puts, calls, rights of first refusal, agreements, understandings, claims or other commitments or rights of any character whatsoever relating to, or securities or rights convertible into or exchangeable for any shares of capital stock of the Company or any of its subsidiaries, or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries, (2) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of its or their securities under the 1933 Act except for an arrangement entered into with Sherington and (3) there are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders) that will be triggered by the issuance of the Purchased Shares or the Warrant, the Warrant Shares, or the shares of Common Stock issuable upon exercise of the common stock purchase warrants issued to Sherington (the “Sherington Warrant Shares”). The Company has furnished to Investors true and correct copies of the Company’s Articles of Incorporation as in effect on the date hereof (“Articles of Incorporation”), the Company’s By-laws, as in effect on the date hereof (the “By-laws”), and the terms of all securities convertible into or exercisable for Common Stock of the Company and the material rights of the holders thereof in respect thereto.

d. Issuance of Shares. The Purchased Shares are duly authorized and, when purchased and issued at the Closing in accordance herewith, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances with respect to the issue thereof other than restrictions on transfer provided under applicable state and federal securities laws and shall not be subject to preemptive rights or other similar rights of shareholders of the Company and will not impose personal liability upon the holder thereof. The Company has available for issuance the Common Stock initially issuable upon the exercise of the Warrant. The Warrant Shares are duly authorized and reserved for issuance and, when purchased and issued upon exercise of the Warrant, in accordance their terms, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances with respect to the issue thereof other than restrictions on transfer provided under applicable state and federal securities laws and shall not be subject to preemptive rights or other similar rights of shareholders of the Company and will not impose personal liability upon the holder thereof.

e. Acknowledgment of Dilution. The Company understands and acknowledges the potentially dilutive effect to the Common Stock upon the issuance of the Purchased Shares and the Warrant Shares upon exercise of the Warrant,. The Company further acknowledges that its obligation to issue Warrant Shares upon exercise of the Warrant in accordance with this Agreement and the Warrant is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other shareholders of the Company.

f. No Conflicts. The execution, delivery and performance of the Transaction Agreement and, the Purchased Shares, by the Company and the consummation by the Company of the transactions contemplated hereby (including, without limitation, the issuance and reservation for issuance of the Warrant Shares) will not (i) conflict with or result in a violation of any provision of the Articles of Incorporation or By-laws or (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, patent, patent license, software license or instrument to which the Company or any of its Subsidiaries is a party, or (iii) to the Company’s knowledge, result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and regulations of any self-regulatory organizations to which the Company or its securities are subject) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected. Neither the Company nor any of its Subsidiaries is in violation of its Articles of Incorporation, By-laws or other organizational documents and neither the Company nor any of its Subsidiaries is in material default (and no event has occurred which with notice or lapse of time or both could put the Company or any of its Subsidiaries in default) under, and neither the Company nor any of its Subsidiaries has taken any action or failed to take any action that would give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party or by which any property or assets of the Company or any of its Subsidiaries is bound or affected. The businesses of the Company and its Subsidiaries, if any, are not being conducted, and shall not be conducted so long as Investors owns any of the Securities, in violation of any law, ordinance or regulation of any governmental entity. Except as specifically contemplated by this Agreement and as required under the 1933 Act and any applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency, regulatory agency, self regulatory organization or stock market or any third party in order for it to execute, deliver or perform any of its obligations under, this Agreement, the Purchased Shares, and, the Warrant in accordance with the terms hereof or thereof or to issue and sell the Purchased Shares and to issue the Warrant Shares upon exercise of the Warrant. Except as disclosed in Schedule 3(f), all consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof.

g. SEC Documents; Financial Statements. Except as disclosed in Schedule 3(g), the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”) (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits to such documents) incorporated by reference therein, being hereinafter referred to herein as the “SEC Documents”). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1933 Act, and the Sarbanes-Oxley Act of 2002, as applicable, and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents contained, at the time they were filed with the SEC, and as of the date hereof do not contain, any untrue statement of a material fact or omitted or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the statements made in any such SEC Documents is, or has been, required to be amended or updated under applicable law (except for such statements as have been amended or updated in subsequent filings prior the date hereof). As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with United States generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Except as set forth in the financial statements of the Company included in the SEC Documents, or as otherwise disclosed on Schedule 3(g), the Company has no liabilities, contingent or otherwise, other than (1) liabilities incurred in the ordinary course of business subsequent to May 20, 2009 (latest SEC filing and (2) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such financial statements, which, individually or in the aggregate, are not material to the financial condition or operating results of the Company.

h. Absence of Certain Changes. Except as set forth on Schedule 3(h), since May 20, 2009 (latest SEC filing, there has been no material adverse change and no material adverse development in the assets, liabilities, business, properties, operations, financial condition, results of operations or prospects of the Company or any of its Subsidiaries.

i. Absence of Litigation. Except as set forth on Schedule 3(i), there is no action, suit, claim, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its Subsidiaries, threatened against or affecting the Company or any of its Subsidiaries, or their officers or directors in their capacity as such, that could reasonably be expected to have a Material Adverse Effect. Schedule 3(i) contains a complete list and summary description of any pending or, to the knowledge of the Company, proceeding threatened in writing against or affecting the Company or any of its Subsidiaries, without regard to whether it would have a Material Adverse Effect.

j. Intellectual Property.

(i) The Company and each of its Subsidiaries owns or possesses the requisite licenses or rights to use all patents, patent applications, patent rights, inventions, know-how, trade secrets, trademarks, trademark applications, service marks, service names, trade names and copyrights (“Intellectual Property”) material and necessary to enable it to conduct its business as now operated (and, except as set forth in Schedule 3(j) hereof, as presently contemplated to be operated in the future). There is no claim or action by any person pertaining to, or proceeding pending, or to the Company’s knowledge threatened, which challenges the right of the Company or of a Subsidiary with respect to any Intellectual Property necessary to enable it to conduct its business as now operated (and, except as set forth in Schedule 3(j) hereof, as presently contemplated to be operated in the future). The Company’s or its Subsidiaries’ current and intended products, services and processes do not infringe on any Intellectual Property or other rights held by any person; and the Company is unaware of any facts or circumstances that would or might reasonably be expected to give rise to any of the foregoing. The Company and each of its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of their Intellectual Property.

(ii) Except as set forth on Schedule 3(j) all Intellectual Property used by the Company in the conduct of its business that is licensed by a third party for the Company’s use, including, without limitation, all software licenses (the “Licensed Intellectual Property”) are subject to current, written, valid licenses or sub-licenses (the “IP Licenses”) to use all such Licensed Intellectual Property. Except as set forth on Schedule 3(j), (A) to the knowledge of Company, none of the Licensed Intellectual Property infringes or results from the misappropriation of any Intellectual Property of any third person, (B) to the knowledge of Company, no third person is infringing or misappropriating any material Licensed Intellectual Property, (C) to the knowledge of Company, none of the Licensed Intellectual Property is the subject of, nor has there been any threat of, any current claim of infringement or misappropriation, (D) the Company has received no written, verbal or other communication from any licensor of Licensed Intellectual Property that the Company is in breach of, has violated, or is otherwise potentially subject to termination or revocation of, any IP License, (E) the Company has not committed any act or omission that constitutes or would reasonably be expected to constitute a breach or violation of any IP License and, (F) to the Company’s knowledge, no licensor of any Licensed Intellectual Property has committed any act or omission that constitutes or would reasonably be expected to constitute a breach or violation of any IP License.

k. Tax Status. Except as set forth on Schedule 3(k), the Company and each of its Subsidiaries has made or filed all federal, state and foreign income and all other material tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim. The Company has not executed a waiver with respect to the statute of limitations relating to the assessment or collection of any foreign, federal, state or local tax. Except as set forth on Schedule 3(k), none of the Company’s tax returns is presently being audited by any taxing authority.

l. Certain Transactions. Except as set forth on Schedule 3(l) and except for arm’s length transactions pursuant to which the Company or any of its Subsidiaries makes payments in the ordinary course of business upon terms no less favorable than the Company or any of its Subsidiaries could obtain from third parties, none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company or any of its Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

m. Disclosure. All information relating to or concerning the Company or any of its Subsidiaries set forth in this Agreement and all of the information provided to Investors pursuant to Section 2(d) hereof and otherwise in connection with the transactions contemplated hereby is true and correct in all material respects, and the Company has not omitted to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or exists with respect to the Company or any of its Subsidiaries or its or their business, properties, prospects, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed (assuming for this purpose that the Company’s reports filed under the 1934 Act are being incorporated into an effective registration statement filed by the Company under the 1933 Act).

n. Acknowledgment Regarding Investors’ Purchase of Securities. The Company acknowledges and agrees that Investors are acting solely in the capacity of arm’s length purchaser with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that Investors are not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any statement made by Investors or any of its respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is not advice or a recommendation and is merely incidental to the Investors’s purchase of the Securities. The Company further represents to Investors that the Company’s decision to enter into this Agreement has been based solely on the independent evaluation of the Company and its representatives.

o. No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales in any security or solicited any offers to buy any security under circumstances that would require registration under the 1933 Act of the issuance of the Securities to Investors. The issuance of the Securities to Investors will not be integrated with any other issuance of the Company’s securities (past, current or future) for purposes of any shareholder approval provisions applicable to the Company or its securities.

p. No Brokers. Except as set forth in Schedule 3(p), the Company has taken no action which would give rise to any claim by any person for brokerage commissions, transaction fees or similar payments relating to this Agreement or the transactions contemplated hereby.

q. Permits; Compliance. The Company and each of its Subsidiaries is in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exemptions, consents, certificates, approvals and orders necessary to own, lease and operate its properties and to carry on its business as it is now being conducted (collectively, the “Company Permits”), and there is no action pending or, to the knowledge of the Company, threatened regarding suspension or cancellation of any of the Company Permits. Neither the Company nor any of its Subsidiaries is in conflict with, or in material default or violation of, any of the Company Permits. Since December 31, 2007, neither the Company nor any of its Subsidiaries has received any notification with respect to possible conflicts, defaults or violations of applicable law.

r. Environmental Matters.

(i) Except as set forth in Schedule 3(r), there are, to the Company’s knowledge, with respect to the Company or any of its Subsidiaries or any predecessor of the Company, no past or present violations of Environmental Laws (as defined below), releases of any material into the environment, actions, activities, circumstances, conditions, events, incidents, or contractual obligations which may give rise to any common law environmental liability or any liability under the Comprehensive Environmental Response, Compensation and Liability Act of 1980 or similar federal, state, local or foreign laws, and neither the Company nor any of its Subsidiaries has received any notice with respect to any of the foregoing, nor is any action pending or, to the Company’s knowledge, threatened in connection with any of the foregoing. The term “Environmental Laws” means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

(ii) Other than those that are or were stored, used or disposed of in material compliance with applicable law, to the Company’s knowledge, no Hazardous Materials are contained on or about any real property currently owned, leased or used by the Company or any of its Subsidiaries, and to the Company’s knowledge, no Hazardous Materials were released on or about any real property previously owned, leased or used by the Company or any of its Subsidiaries during the period the property was owned, leased or used by the Company or any of its Subsidiaries.

(iii) Except as set forth in Schedule 3(r), to the Company’s knowledge, there are no underground storage tanks on or under any real property owned, leased or used by the Company or any of its Subsidiaries that are not in material compliance with applicable law.

s. Title to Property. The Company and its Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in Schedule 3(s). Any real property and facilities held under lease by the Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as would not have a Material Adverse Effect.

t. Insurance. Except as set forth in Schedule 3(t), the Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. Neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect. The Company has provided to Investors true and correct copies of all policies relating to directors’ and officers’ liability coverage, errors and omissions coverage, and commercial general liability coverage.

u. Internal Accounting Controls. The Company and each of its Subsidiaries maintain a system of internal accounting controls sufficient, in the judgment of the Company’s board of directors, to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

v. Foreign Corrupt Practices. Neither the Company, nor any of its Subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the Company or any Subsidiary has, in the course of his actions for, or on behalf of, the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

w. No Investment Company. The Company is not, and upon the issuance and sale of the Securities as contemplated by this Agreement and the consummation of the transactions contemplated by the Sherington Transaction will not be, an “investment company” within the meaning of, and required to be registered under, the Investment Company Act of 1940 (an “Investment Company”). The Company is not controlled by an Investment Company.

x. No Stockholder Approval. The Company represents and warrants that its Board of Directors has the sole authority to authorize this Agreement and the sale and issuance of the Securities and that no approval of any of the Company’s stockholders is required therefor by the Delaware General Corporate Law, the Articles of Incorporation, the By-laws, the OTCBB, the FINRA, the SEC, or any applicable law, rule, or regulation.

4. COVENANTS.

a. Reasonable Efforts. The parties shall use their reasonable efforts to satisfy timely each of the conditions described in Section 5 and 6 of this Agreement.

b. Form D; Blue Sky Laws. The Company agrees to file a Form D with respect to the sale of the Securities as required under Regulation D and to provide a copy thereof to Investors promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Securities for sale to the Investors at the applicable closing pursuant to this Agreement under applicable securities or “blue sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to Investors on or prior to the Closing Date.

c. Reporting Status. So long as Investors beneficially own any of the Securities, the Company shall timely file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination. The Company shall issue a press release describing the material terms of the transaction contemplated hereby as soon as practicable following the Closing Date but in no event more than four (4) business days of the Closing Date, which press release shall be subject to prior review by the Investors. The Company agrees that such press release shall not disclose the name of the Investors unless expressly consented to in writing by the Investors or unless required by applicable law or regulation, and then only to the extent of such requirement.

d. Use of Proceeds. The Company shall use the proceeds from the sale of the Purchased Shares for general corporate purposes and working capital as authorized from time to time by the Company’s Board of Directors.

e. Expenses. Each party hereto shall bear and be responsible for all expenses incurred by it in connection with the negotiation, preparation, execution, delivery and performance of this Agreement and the other agreements to be executed in connection herewith (“Documents”), including, without limitation, attorneys’ and consultants’ fees and expenses, transfer agent fees, fees for stock quotation services, fees relating to any amendments or modifications of the Documents or any consents or waivers of provisions in the Documents, fees for the preparation of opinions of counsel, escrow fees, and costs of restructuring the transactions contemplated by the Documents.

f. Intentionally left blank.

g. Authorization and Reservation of Shares. The Company shall at all times have authorized, and reserved for the purpose of issuance, a sufficient number of shares of Common Stock to provide for the full exercise of the outstanding Warrant and issuance of the Warrant Shares in connection therewith (based on the exercise price of the Warrant in effect from time to time) and as otherwise required by the Warrant . The Company shall not reduce the number of shares of Common Stock reserved for issuance upon exercise of the Warrant without the consent of Investors. The Company shall at all times maintain the number of shares of Common Stock so reserved for issuance at an amount (“Reserved Amount”) equal to no less than the number that is then actually issuable upon full exercise of the Warrant (based on the exercise price of the Warrant in effect from time to time). If at any time the number of shares of Common Stock authorized and reserved for issuance (“Authorized and Reserved Shares”) is below the Reserved Amount, the Company will promptly take all corporate action necessary to authorize and reserve a sufficient number of shares, including, without limitation, calling a special meeting of shareholders to authorize additional shares to meet the Company’s obligations under this Section 4(g), in the case of an insufficient number of authorized shares, obtain shareholder approval of an increase in such authorized number of shares, and voting the management shares of the Company in favor of an increase in the authorized shares of the Company to ensure that the number of authorized shares is sufficient to meet the Reserved Amount.

h. Corporate Existence. So long as Investors beneficially owns any Purchased Shares or the Warrant, the Company shall maintain its corporate existence.

i. No Integration. The Company shall not make any offers or sales of any security (other than the Securities) under circumstances that would require registration of the Securities being offered or sold hereunder under the 1933 Act or cause the offering of the Securities to be integrated with any other offering of securities by the Company for the purpose of any stockholder approval provision applicable to the Company or its securities.

j. Disclosure Supplements. Between the date of this Agreement and the Closing Date, the Company will promptly notify Investors in writing (each, a “Disclosure Supplement”) if the Company becomes aware of any fact or condition that causes or constitutes a breach of any of the Company’s representations and warranties as of the date of this Agreement, or if the Company becomes aware of the occurrence after the date of this Agreement of any fact or condition that would (except as expressly contemplated by this Agreement) cause or constitute a breach of any such representation or warranty had such representation or warranty been made as of the time of occurrence or discovery of such fact or condition; provided, however, that no such notice shall be deemed to be a modification of any representation or warranty. During the same period, the Company will promptly notify Investors of the occurrence of any breach of any covenant of the Company in this Section 4 or of the occurrence of any event that may make the satisfaction of the conditions in Section 6 impossible or unlikely.

5. CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL. The obligation of the Company hereunder to issue and sell the Purchased Shares to Investors at the Closing is subject to the satisfaction, at or before the Closing Date of each of the following conditions thereto, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion:

a. Investors shall have executed this Agreement and delivered the same to the Company.

b. Investors shall have delivered the Purchase Price in accordance with Section 1(b) above.

c. The representations and warranties of Investors shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and Investors shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by Investors at or prior to the Closing Date.

d. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

6. CONDITIONS TO INVESTORS’ OBLIGATION TO PURCHASE. The obligation of Investors hereunder to purchase the Purchased Shares at the Closing is subject to the satisfaction, at or before the Closing Date of each of the following conditions, provided that these conditions are for such Investors’ sole benefit and may be waived by such Investors at any time in its sole discretion:

a. The Company shall have executed this Agreement and delivered the same to Investors.

b. The Company shall have delivered to the Investors the Purchased Shares (in such denominations as Investors shall request) and the Warrant in accordance with the signature page.

c. The representations and warranties of the Company shall be true and correct in all material respects as of the date when made (without giving effect to any Disclosure Supplement) and as of the Closing Date as though made at such time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date. Investors shall have received a certificate or certificates, executed by the chief executive officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by Investors including, but not limited to certificates with respect to the Company’s Articles of Incorporation, By-laws and Board of Directors’ resolutions relating to the transactions contemplated hereby.

d. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

e. No event shall have occurred which could reasonably be expected to have a Material Adverse Effect on the Company.

f. Investors shall have received (i) copies of resolutions of the Board of Directors of the Company duly certified by an authorized officer of the Company approving the transactions contemplated by this Agreement; (ii) a certificate of good standing certified by the Secretary of State of Delaware dated no more than three (3) days prior to the date of this Agreement; and (iii) the officer’s certificate described in Section 3(c) above, dated as of the Closing Date.

7. TERMINATION.

a. This Agreement may, by notice given prior to or at the Closing, be terminated:

(i) by Investors or the Company if a material breach of any provision of this Agreement has been committed by the other party and such breach has not been waived or cured within ten days after written notice thereof;

(ii) by Investors if any of the conditions in Section 6 has not been satisfied as of the Closing Date or if satisfaction of such a condition is or becomes impossible (other than through the failure of Investors to comply with its obligations under this Agreement) and Investors has not waived such condition on or before the Closing Date; or (ii) by the Company, if any of the conditions in Section 5 has not been satisfied as of the Closing Date or if satisfaction of such a condition is or becomes impossible (other than through the failure of the Company to comply with its obligations under this Agreement) and the Company has not waived such condition on or before the Closing Date; or

(iii) by mutual consent of Investors and the Company;

b. Each Party’s right of termination under Section 7(a) is in addition to any other rights it may have under this Agreement or otherwise, and the exercise of a right of termination will not be an election of remedies. If this Agreement is terminated pursuant to Section 9(a), all further obligations of the parties under this Agreement will terminate; provided, however, that if this Agreement is terminated by a party because of the breach of the Agreement by the other party or because one or more of the conditions to the terminating party’s obligations under this Agreement is not satisfied as a result of the other party’s failure to comply with its obligations under this Agreement, the terminating party’s right to pursue all legal remedies will the survive such termination unimpaired; provided, further, that this Section 7(b) shall survive any termination or expiration of this Agreement.

8. GOVERNING LAW; MISCELLANEOUS.

a. Governing Law. This Agreement shall be enforced, governed by and construed in accordance with the laws of the State of Delaware applicable to agreements made and to be performed entirely within such state, without regard to the principles of conflict of laws. Nothing herein shall affect either party’s right to serve process in any other manner permitted by law.

b. Counterparts; Signatures by Facsimile. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

c. Headings. The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.

d. Severability. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

e. Entire Agreement; Amendments. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor Investors makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

f. Notices. Any notices required or permitted to be given under the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) or by facsimile and shall be effective five days after being placed in the mail, if mailed by regular United States mail, or upon receipt, if delivered personally or by courier (including a recognized overnight delivery service) or by facsimile, in each case addressed to a party. The addresses for such communications shall be:

If to the Company:	FNDS3000 Corp
818 A1A North, Suite 201
Ponte Vedra Beach, FL 32082
Attention: Joseph F. McGuire
Telephone: 904-273-2702
Facsimile: 904-273-7231

If to Investors:	To the addresses set forth on the signature page

Each party shall provide notice to the other party of any change in address.

g. Survival. The representations and warranties of the Company and the agreements and covenants set forth in Sections 3, 4, and 8 shall survive the closing hereunder notwithstanding any due diligence investigation conducted by or on behalf of the Investors.

h. Intentionally left blank.

i. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

j. No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

k. No Third Party Beneficiaries. Nothing in this Agreement shall confer any rights or remedies upon any person other than the parties hereto.

l. Remedies. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Investors by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Agreement will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Agreement, that the Investors shall be entitled, in addition to all other available remedies at law or in equity, and in addition to the penalties assessable herein, to seek an injunction or injunctions restraining, preventing or curing any breach of this Agreement and to enforce specifically the terms and provisions hereof, without the necessity of showing economic loss and without any bond or other security being required.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, each of the undersigned Investors and the Company have caused this Agreement to be duly executed as of the date first above written.

FNDS3000 CORP.

By:	/s/ Joseph F. McGuire
Name:	Joseph F. McGuire
Title:	Chief Financial Officer

BESUCHET

Pierre Besuchet
By:	/s/ P. Besuchet
Title:

Purchase Price: $0.175		Address:
No. of Shares: 300,000
No. of Warrants: 300,000

BESUCHET

Pierre Besuchet
By:	/s/ Pierre Besuchet
Title:	Director

Purchase Price: $0.175		Address:
No. of Shares: 300,000
No. of Warrants: 300,000

DODAK

/s/ Michael J. Dodak
By:	Michael J. Dodak
Title:

Purchase Price: $0.175		Address:
No. of Shares: 174,286
No. of Warrants: 174,286

DODAK

/s/ Michael J. Dodak, Trustee
By:	MCD Trust, Michael Dodak
Title:	Trustee

Purchase Price: $0.175		Address:
No. of Shares: 174,285
No. of Warrants: 174,285

SCHLESINGER

Scott Schlesinger
By:	/s/ Scott Schlesinger
Title:

Purchase Price: $0.175		Address:
No. of Shares: 285,714
No. of Warrants: 285,714

GEAR

/s/ Harold Gear
By:	Harold Gear
Title:

Purchase Price: $0.175		Address:
No. of Shares: 194,286
No. of Warrants: 194,286

duTOIT

/s/ Marthinus Christoffel Stander Du Toit
By:	Marthinus Christoffel Stander Du Toit
Title:

Purchase Price: $0.175		Address:
No. of Shares: 57,143
No. of Warrants: 57,143

TUMBARELLO

/s/ Joseph M. Tumbarello
By:	Joseph M. Tumbarello
Title:	Chief Operating Officer

Purchase Price: $0.175		Address:
No. of Shares: 262,857
No. of Warrants: 262,857

VAKSMAN

/s/ Victoria Vaksman
By:	Victoria Vaksman
Title:	Executive Vice President and Director

Purchase Price: $0.175		Address:
No. of Shares: 262,857
No. of Warrants: 262,857

HANCOCK

John Michael Hancock
By:	/s/ John Michael Hancock
Title:	Chief Executive Officer and Director

Purchase Price: $0.175		Address:
No. of Shares: 262,857
No. of Warrants: 262,857

WATSON
JHW Investments LLC

/s/John Watson
By:	John Watson
Title:	Manager

Purchase Price: $0.175		Address:
No. of Shares: 262,857
No. of Warrants: 262,857

MILLER

/s/ Lynn M. Miller
By:	Lynn M. Miller
Title:	Controller

Purchase Price: $0.175		Address:
No. of Shares: 57,143
No. of Warrants: 57,143

MCGUIRE

/s/ Joseph F. McGuire
By:	Joseph F. McGuire
Title:	Chief Financial Officer

Purchase Price: $0.175		Address:
No. of Shares: 262,857
No. of Warrants: 262,857

Exhibit A

Warrant